Exhibit 10.1

Execution Version

AMENDMENT NO. 3 and Consent, dated as of March 16, 2026 (this “Agreement”), among DUKE ENERGY CORPORATION (the “Company”), DUKE ENERGY CAROLINAS, LLC (“Duke Energy Carolinas”), DUKE ENERGY OHIO, INC. (“Duke Energy Ohio”), DUKE ENERGY INDIANA, LLC (“Duke Energy Indiana”), DUKE ENERGY KENTUCKY, INC. (“Duke Energy Kentucky”), DUKE ENERGY PROGRESS, LLC (f/k/a PROGRESS ENERGY CAROLINAS, INC.) (“Duke Energy Progress”), DUKE ENERGY FLORIDA, LLC (f/k/a PROGRESS ENERGY FLORIDA, INC.) (“Duke Energy Florida”) and PIEDMONT NATURAL GAS COMPANY, INC. (“Piedmont”), the LENDERS party hereto (the “Lenders”), the ISSUING LENDERS party hereto (the “Issuing Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Swingline Lender.

A.           Reference is made to the Amended and Restated Credit Agreement dated as of March 18, 2022 (as amended, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Company, Duke Energy Carolinas, Duke Energy Ohio, Duke Energy Indiana, Duke Energy Kentucky, Duke Energy Progress, Duke Energy Florida and Piedmont (the “Borrowers”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as swingline lender (in such capacity, the “Swingline Lender”).

B.           The Borrowers intend to exercise one of the two remaining extension options available pursuant to Section 2.01(b) of the Existing Credit Agreement to extend the Commitment Termination Date for one year, and each Lender executing this Agreement as an “Extending Lender” (each, an “Extending Lender”) has approved such request pursuant to Section 2.01(b) of the Existing Credit Agreement.

C.           The Borrowers further request that the Lenders make certain amendments to the Existing Credit Agreement on the terms and conditions set forth herein, and each Lender executing this Agreement as an “Amending Lender” (each, an “Amending Lender”) has approved such amendments.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. (a)  The rules of construction set forth in Section 1.01 of the Existing Credit Agreement shall apply mutatis mutandis to this Agreement. Capitalized terms used but not defined herein have the meanings assigned thereto in the Existing Credit Agreement.

(b)  As used in this Agreement, “Third Amendment Effective Date” shall have the meaning assigned to such term in Section 5.

SECTION 2. Extension. Pursuant to Section 2.01(b) of the Existing Credit Agreement, the Borrowers have requested an extension of the Commitment Termination Date for a period of one year from March 16, 2030 to March 16, 2031 (the “Extension”). As of the date hereof, Extending Lenders holding Commitments in an aggregate amount equal to at least 51% of the Commitments currently in effect have agreed to extend (such agreement evidenced by their execution of this Agreement as an Extending Lender) the Commitment Termination Date as to the Extending Lenders for a period of one year from March 16, 2030, to March 16, 2031. Subject to the satisfaction of the conditions in Section 5 hereof, the Commitment Termination Date as to the Extending Lenders is hereby extended to March 16, 2031. The Commitment Termination Date as to each non-extending Lender remains unchanged, subject to the right of the Borrowers pursuant to Section 2.01(b) of the Existing Credit Agreement to designate another bank or other financial institution (which may be, but need not be, an Extending Lender) to replace a non-consenting Lender. The Extending Lenders (constituting the Required Lenders) hereby waive any timing, notice or other similar requirement pursuant to Section 2.01(b) of the Existing Credit Agreement required in connection with the Extension. The Extension as set forth in this Section 2 shall be deemed to constitute an exercise of the Borrower’s right to request an extension of the Commitment Termination Date pursuant to Section 2.01(b) of the Existing Credit Agreement and the effective date of such Extension shall be deemed to be the Extension Date; provided that, notwithstanding anything to the contrary in Section 2.01(b) of the Existing Credit Agreement, two additional one-year extensions shall be permitted pursuant to Section 2.01(b) of the Credit Agreement after the Extension Date.

SECTION 3. Amendments to the Existing Credit Agreement.

(a)  Section 1.01 of the Existing Credit Agreement is hereby amended to delete the definition of “Adjusted Term SOFR” and “SOFR Adjustment”.

(b)  Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

“Specified Foreign Entity” means a “specified foreign entity” as defined in Section 7701(a)(51)(B) of the Internal Revenue Code as in effect on the date hereof.

“Third Amendment Effective Date” means March 16, 2026.

(c)  The definition of “Internal Revenue Code” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

(d)  The definition of “Term SOFR” in Section 1.01 of the Existing Credit Agreement is hereby amended to add the following proviso to the end of such definition:

“provided that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.”

(e)  The definition of “Issuing Lender” in Section 1.01 of the Existing Credit Agreement is hereby amended to delete “Bank of China, New York Branch,” from clause (i) of such definition.

(f)   Section 1.05 of the Existing Credit Agreement is hereby amended to delete each reference to “Adjusted Term SOFR” where such term appears in that Section.

(g)  Section 1.01 of the Existing Credit Agreement, in the definitions of the terms “Base Rate” and “SOFR Loan,” and Sections 2.02(c), 2.06(b), 2.06(c), 2.18(c), 8.01(a), and 8.01(b) of the Existing Credit Agreement are hereby amended to replace each reference to “the Adjusted Term SOFR” or “Adjusted Term SOFR”, as applicable, with “Term SOFR.”

(h)  The following new Section 7.13 is hereby added to the Existing Credit Agreement immediately following Section 7.12 of the Existing Credit Agreement and the table of contents is hereby updated accordingly:

Section 7.13 Specified Foreign Entities.

(a)           Each Lender represents and warrants to the Borrowers on the Third Amendment Effective Date that, to such Lender’s knowledge, such Lender is not a Specified Foreign Entity, and such Lender acknowledges that it is aware that the Borrowers may rely upon such representation and warranty.

(b)           Each Lender shall give prompt notice to the Borrowers upon such Lender becoming aware it is a Specified Foreign Entity.

(c)           Upon receipt of any notice pursuant to Section 7.13(b) above (or otherwise upon the Borrowers becoming aware that any Lender is a Specified Foreign Entity), the Borrowers may, in their sole discretion, by notice to the Administrative Agent and such Lender (i)  immediately terminate the Commitment of such Lender and the obligation of any such Issuing Lender to issue Letters of Credit hereunder, and (ii) prepay the principal amount of such Lender’s Loans at such time, without penalty or premium (together with any accrued but unpaid interest).

(i)   Section 8.05 of the Existing Credit Agreement is hereby amended to add the words “or a Specified Foreign Entity” to the end of clause (iv) of that Section.

(j)   Section 9.08 of the Existing Credit Agreement is hereby amended to add the following sentence at the end of such Section:

For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person.

(k)  Exhibit D to the Existing Credit Agreement is hereby amended to add the following new Section 9 immediately following Section 8 thereof:

9.           Specified Foreign Entity. Assignee represents and warrants to the Assignor and Borrowers on the Effective Date, to the knowledge of such Assignee, that Assignee is not a Specified Foreign Entity, and such Assignee acknowledges that it is aware that the Assignor and Borrower may rely upon such representation and warranty.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Borrower party hereto represents and warrants to the Administrative Agent and each of the Lenders that:

(a)  The execution, delivery and performance by such Borrower of this Agreement and the Notes are within such Borrower’s powers, have been duly authorized by all necessary company action, require no action by or in respect of, or filing with, any Governmental Authority (except for consents, authorizations or filings which have been obtained or made, as the case may be, and are in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, by laws, certificate of formation or the limited liability company agreement of such Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Material Subsidiaries.

(b)  This Agreement constitutes a valid and binding agreement of such Borrower and each Note, if and when executed and delivered by it in accordance with this Agreement, will constitute a valid and binding obligation of such Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general principles of equity.

(c)  Each of the representations and warranties made by such Borrower in Article 4 of the Existing Credit Agreement is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date); provided that any representation and warranty that is qualified by materiality or material adverse effect shall be true and correct in all respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct on and as of such earlier date).

(d)  No Event of Default or Default has occurred and is continuing as of the date hereof.

SECTION 5. Conditions to Effectiveness. The Extension in Section 2 and the Amendments to the Existing Credit Agreement in Section 3 shall each become effective as of the date (the “Third Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)  The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrowers and (i) with respect to the Extension, Extending Lenders constituting the Required Lenders and (ii) with respect to the Amendments to the Existing Credit Agreement, Amending Lenders constituting all Lenders.

(b)  The Administrative Agent shall have received a certificate signed by a Vice President, the Treasurer, an Assistant Treasurer or the Controller of the Company, dated the Third Amendment Effective Date, to the effect set forth in clauses (c) and (d) of SECTION 4 above.

(c)  The Administrative Agent shall have received all documents it may have reasonably requested prior to the Third Amendment Effective Date relating to the existence of the Borrowers, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

(d)  The Administrative Agent shall have received favorable opinions, which permit reliance by permitted assigns of each of the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.

(e)  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, fees and expenses required to be paid or delivered by the Company on the Third Amendment Effective Date pursuant to the certain fee letter, dated as of February [26], 2026, among Wells Fargo Securities, LLC, the Administrative Agent and the Company, and to the extent invoiced, reimbursement or payment of all out of pocket expenses (including, without limitation, the legal fees set forth in SECTION 10 hereof) required to be reimbursed or paid by the Company hereunder.

(f)   The Administrative Agent shall have received, at least three (3) Domestic Business Days prior to the Third Amendment Effective Date, all documentation and other information about the Borrowers that shall have been reasonably requested by the Administrative Agent in writing at least 10 Domestic Business Days prior to the Third Amendment Effective Date and that the Administrative Agent reasonably determines is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and the Beneficial Ownership Regulation.

SECTION 6. Effect of Extension and Amendments to the Existing Credit Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or each of the Lenders under the Existing Credit Agreement and shall not alter, modify, amend, cause a novation of, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein. This Agreement constitutes a “Loan Document,” as such term is defined and referred to in the Existing Credit Agreement.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.

SECTION 8. Counterparts; Integration; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement is subject to the Electronic Execution provisions contained in Section 9.10(b) of the Existing Credit Agreement. This Agreement constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 9. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 10. Expenses. The Borrowers shall pay all reasonable and documented fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement.

SECTION 11. APPLICABLE LAW, SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER AND EACH LENDER PARTY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK COUNTY, IN EACH CASE FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER AND EACH LENDER PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 12. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENTS, THE ISSUING LENDERS AND THE LENDERS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 13. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

SECTION 14. Headings. The headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

DUKE ENERGY CORPORATION

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

DUKE ENERGY CAROLINAS, LLC

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

DUKE ENERGY OHIO, INC.

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

DUKE ENERGY INDIANA, LLC

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

DUKE ENERGY KENTUCKY, INC.

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

DUKE ENERGY PROGRESS, LLC

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 3 and Consent]

DUKE ENERGY FLORIDA, LLC

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

PIEDMONT NATURAL GAS COMPANY, INC.

By:	/s/Michael Hendershott
	Name:	Michael Hendershott
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 3 and Consent]

WElls fargo Bank, National Association, individually and as Administrative Agent, Issuing Lender, Swingline Lender, an Amending Lender and an Extending Lender

By:	/s/Patrick Engel
Name: Patrick Engel
Title: Managing Director

[Signature Page to Amendment No. 3 and Consent]

BANK OF AMERICA, N.A., as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Christopher J. Heitker
Name: Christopher J. Heitker
Title: Managing Director

[Signature Page to Amendment No. 3 and Consent]

JPMORGAN CHASE BANK, N.A., as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice President

[Signature Page to Amendment No. 3 and Consent]

MIZUHO BANK, LTD., as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Edward Sacks
Name: Edward Sacks
Title: Managing Director

[Signature Page to Amendment No. 3 and Consent]

BARCLAYS BANK PLC, as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 3 and Consent]

CITIBANK, N.A., as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 3 and Consent]

MUFG BANK, LTD., as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Linh Fujitaki
Name: Linh Fujitaki
Title: Director

[Signature Page to Amendment No. 3 and Consent]

PNC BANK, NATIONAL ASSOCIATION, as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Brittany Lehr
Name: Brittany Lehr
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

ROYAL BANK OF CANADA, as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

[Signature Page to Amendment No. 3 and Consent]

TRUIST BANK, as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/Catherine Strickland
Name: Catherine Strickland
Title: Vice President

[Signature Page to Amendment No. 3 and Consent]

U.S. BANK NATIONAL ASSOCIATION, as an Amending Lender, an Extending Lender and Issuing Lender

By:	/s/James O’Shaughnessy
Name: James O’Shaughnessy
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

BANK OF MONTREAL, as an Amending Lender and an Extending Lender

By:	/s/Hill Taylor
Name: Hill Taylor
Title: Director

[Signature Page to Amendment No. 3 and Consent]

BNP PARIBAS, as an Amending Lender

By:	/s/Victor Padilla
Name: Victor Padilla
Title: Director

By:	/s/Gabrielle Jacquier
Name: Gabrielle Jacquier
Title: Vice President

[Signature Page to Amendment No. 3 and Consent]

GOLDMAN SACHS BANK USA, as an Amending Lender and an Extending Lender

By:	/s/Andrew B. Vernon
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to Amendment No. 3 and Consent]

MORGAN STANLEY BANK, N. A., as an Amending Lender and an Extending Lender

By:	/s/Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 3 and Consent]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as an Amending Lender and an Extending Lender

By:	/s/Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/Zara Kamal
Name: Zara Kamal
Title: Executive Director

[Signature Page to Amendment No. 3 and Consent]

SUMITOMO MITSUI BANKING CORPORATION, as an Amending Lender and an Extending Lender

By:	/s/Irlen Mak
Name: Irlen Mak
Title: Executive Director

[Signature Page to Amendment No. 3 and Consent]

THE TORONTO- DOMINION BANK, NEW YORK BRANCH, as an Amending Lender and an Extending Lender

By:	/s/Paul Yoon
Name: Paul Yoon
Title: Director

[Signature Page to Amendment No. 3 and Consent]

THE BANK OF NOVA SCOTIA, as an Amending Lender and an Extending Lender

By:	/s/David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment No. 3 and Consent]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as an Amending Lender and an Extending Lender

By:	/s/Amit Vasani
Name: Amit Vasani
Title: Authorized Signatory

[Signature Page to Amendment No. 3 and Consent]

THE BANK OF NEW YORK MELLON, as an Amending Lender and an Extending Lender

By:	/s/Molly H. Ross
Name: Molly H. Ross
Title: Director

[Signature Page to Amendment No. 3 and Consent]

KEYBANK NATIONAL ASSOCIATION, as an Amending Lender and an Extending Lender

By:	/s/E. Clare Morter
Name: E. Clare Morter
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

THE NORTHERN TRUST COMPANY, as an Amending Lender and an Extending Lender

By:	/s/Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

REGIONS BANK, as an Amending Lender and an Extending Lender

By:	/s/Tedrick Tarver
Name: Tedrick Tarver
Title: Managing Director

[Signature Page to Amendment No. 3 and Consent]

FIRST NATIONAL BANK OF PENNSYLVANIA, as an Amending Lender and an Extending Lender

By:	/s/ Khushi Kantawala
Name: Khushi Kantawala
Title: Vice President

[Signature Page to Amendment No. 3 and Consent]

THE HUNTINGTON NATIONAL BANK, as an Amending Lender and an Extending Lender

By:	/s/Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

CITIZENS BANK, N.A, as an Amending Lender and an Extending Lender

By:	/s/Christopher Domenico
Name: Christopher Domenico
Title: Senior Vice President

[Signature Page to Amendment No. 3 and Consent]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Amending Lender and an Extending Lender

By:	/s/Thomas Kleiderer
Name: Thomas Kleiderer
Title: Managing Director

[Signature Page to Amendment No. 3 and Consent]

PINNACLE FINANCIAL PARTNERS, as an Amending Lender and an Extending Lender

By:	/s/Minal Patel
Name: Minal Patel
Title: SVP

[Signature Page to Amendment No. 3 and Consent]